Exhibit 99.1
Viant Technology Announces First Quarter 2024 Financial Results;
Board of Directors Authorizes $50 Million Stock Repurchase Program
IRVINE, Calif., Apr. 30, 2024 – Viant Technology Inc. (Nasdaq: DSP), a leading advertising technology company, today reported financial results for its first quarter ended March 31, 2024.

“We had a strong start to the year as the momentum we saw in the second half of 2023 continued through the first quarter,” said Tim Vanderhook, Co-Founder and CEO, Viant. “Our performance this quarter was driven by over 50% year-over-year growth in CTV, where we are seeing notable adoption of our Direct Access program which facilitates frictionless access to some of the world’s most premium CTV content. We continue to make progress towards our long-term vision of autonomous advertising, making programmatic advertising easier and more effective across all channels. We believe this is driving better return on ad spend for our customers and increasing market share for Viant.”
First quarter 2024 Financial Highlights, year-over-year (in thousands, except percentages and per share data):

	2024	2023	Change (%)

	(NM = Not Meaningful)
GAAP
Revenue	$53,393	$41,720	28%
Gross profit	$23,513	$18,383	28%
Net loss	$(3,214)	$(9,376)	66%
Net loss as a percentage of gross profit	(14)%	(51)%	NM
Net loss attributable to Viant Technology Inc.	$(947)	$(2,480)	62%
Earnings (loss) per share of Class A common stock—basic	$(0.06)	$(0.17)	65%
Earnings (loss) per share of Class A common stock—diluted	$(0.06)	$(0.17)	65%
Class A and Class B common shares outstanding (as of March 31)	63,426
Cash and cash equivalents (as of March 31)	$206,057

Non-GAAP(1)
Contribution ex-TAC	$34,121	$27,991	22%
Adjusted EBITDA	$3,075	$(390)	888%
Adjusted EBITDA as a percentage of contribution ex-TAC	9%	(1)%	NM
Non-GAAP net income (loss)	$1,348	$(1,814)	174%
Non-GAAP net income (loss) attributable to Viant Technology Inc.	$297	$(435)	168%
Non-GAAP earnings (loss) per share of Class A common stock—basic	$0.02	$(0.03)	167%
Non-GAAP earnings (loss) per share of Class A common stock—diluted	$0.02	$(0.03)	167%
Business Highlights:
•Over 50% year-over-year growth in CTV, driven by our Household ID technology and Direct Access program.
•Over half of CTV spend in the quarter was through Direct Access, up from over 40% in Q4 2023.
•Record quarter for streaming audio accounting for approximately 10% of advertiser spend.

“We are very pleased with our strong first quarter results, marking our third consecutive quarter of greater than 20% year-over-year growth in contribution ex-TAC. We also continued to drive operating leverage in the quarter, as evidenced by a 10 percentage point year-over-year improvement in adjusted EBITDA as a percentage of contribution ex-TAC,” said Larry Madden, CFO, Viant. “Our momentum is being driven in part by advertising budgets shifting to higher performing channels, and this is reflected in our strong performance in CTV and streaming audio, which together represented more than half of all advertising spend on our platform in the quarter. We believe that we remain extremely well positioned to benefit from the strong industry tailwinds for programmatic advertising, including over $60 billion in linear TV budgets expected to shift to CTV, and we look forward to building on our momentum in the coming quarters.”
Stock Repurchase Program
The Company also announced that its Board of Directors has authorized the repurchase of up to $50.0 million of the Company’s common equity. Under the program, the Company may make repurchases, from time to time, through open market purchases, block trades, in privately negotiated transactions, accelerated stock repurchase transactions, or by other means. Open market repurchases will be structured to occur in accordance with applicable federal securities laws, including within the pricing and volume requirements of Rule 10b-18 under the Exchange Act. The Company may also, from time to time, enter into Rule 10b5-1 plans to facilitate repurchases under this authorization. The volume, timing, and manner of any repurchases will be determined at the Company’s discretion, subject to general market conditions, as well as the Company’s management of capital, general business conditions, other investment opportunities, regulatory requirements and other factors. The repurchase program does not obligate the Company to repurchase any specific amount of common equity, has no time limit, and may be modified, suspended, or discontinued at any time without notice at the discretion of the Board of Directors. The Company currently expects to fund the repurchase program from existing cash and cash equivalents, short-term investments and/or future cash flows.
Guidance:
For the second quarter 2024, the Company expects:
•Revenue in the range of $63.5 million to $66.5 million
•Contribution ex-TAC in the range of $40.0 million to $42.0 million
•Non-GAAP operating expenses in the range of $32.0 million to $33.0 million
•Adjusted EBITDA in the range of $8.0 million to $9.0 million
Contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss), and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted are non-GAAP financial measures. These non-GAAP financial measures should be considered in addition to, but not as a substitute for, the information provided in accordance with GAAP. Reconciliations of these non-GAAP financial measures to Viant’s financial results as determined in accordance with GAAP are included at the end of this press release under “Reconciliation of Non-GAAP Financial Measures.” For a description of these non-GAAP financial measures, including the reasons management uses each measure, please see “Non-GAAP Financial Measures” in this press release. We are not able to estimate gross profit, total operating expenses or net income (loss) on a forward-looking basis or reconcile the guidance provided for contribution ex-TAC, non-GAAP operating expenses, or adjusted EBITDA to the closest corresponding GAAP financial measures on a forward-looking basis without unreasonable efforts due to the variability and complexity with respect to the charges excluded from these non-GAAP financial measures; in particular, the impact of future traffic acquisition costs and other platform operations expenses, as well as the measures and effects of our stock-based compensation related to equity grants that are directly impacted by unpredictable fluctuations in our share price and the potential forfeitures of equity grants. We expect the variability of the above charges could have a significant and potentially unpredictable impact on our future GAAP financial results.
(1)For a discussion on how we define, use and calculate these non-GAAP financial measures and a reconciliation thereof to the most directly comparable GAAP financial measures, see “Non-GAAP Financial Measures” and the supplementary schedules under “Reconciliation of Non-GAAP Financial Measures” in this press release.
Supplemental Financial and Other Information:
Supplemental financial and other information can be accessed through Viant’s investor relations website at investors.viantinc.com.
As of March 31, 2024, there were 16.4 million shares of the Company's Class A common stock outstanding and 47.0 million shares of the Company's Class B common stock outstanding. For more information, please refer to our Quarterly Report on Form 10-Q expected to be filed with the SEC on April 30, 2024.

Conference Call and Webcast Details:
Viant will host a conference call and webcast to discuss its financial results on Tuesday, April 30, 2024 at 2:00 p.m. Pacific Time (5:00 p.m. Eastern Time). A live webcast of the call can be accessed from Viant’s Investor Relations website. An archived version of the webcast will be available from the same website after the call.
Viant Technology has used, and intends to continue to use, the “Investor Relations” section of its website at investors.viantinc.com and its LinkedIn account, and the LinkedIn account of its Chief Executive Officer, Tim Vanderhook, to post information that may be important to investors. Investors and potential investors are encouraged to consult Viant Technology’s website and LinkedIn account and Mr. Vanderhook’s LinkedIn account regularly for important information.
About Viant
Viant® (NASDAQ: DSP) is a leading advertising technology company that enables marketers to plan, execute and measure omnichannel ad campaigns through a cloud-based platform. Viant’s self-service Demand Side Platform ("DSP") powers programmatic advertising across Connected TV, Linear TV, mobile, desktop, audio, gaming and digital out-of-home channels. As an organization committed to sustainability, Viant’s Adtricity® carbon reduction program helps clients achieve their sustainability goals. In the past year, Viant was recognized by G2 as a Leader in the DSP category and as the Best Software in Marketing & Advertising, earned Great Place to Work® certification, and became a founding member of Ad Net Zero. Viant’s Co-Founders Tim and Chris Vanderhook are also past recipients of EY's Entrepreneurs of the Year award. To learn more, please visit viantinc.com.
Forward-Looking Statements
This press release contains “forward-looking statements” within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995.
Forward-looking statements include, without limitation, any statement that may predict, forecast, indicate or imply future results, performance or achievements, and may contain words such as “guidance,” “believe,” “expect,” “estimate,” “project,” “plan,” “will,” or words or phrases with similar meaning.
Forward-looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved, if at all. Forward-looking statements contained in this press release relate to, among other things, Viant’s projected financial performance and operating results, including our guidance for revenue, contribution ex-TAC, non-GAAP operating expenses, and adjusted EBITDA, as well as statements regarding the impact of the deprecation of cookies on Viant's customers and business, Viant’s growth prospects, Viant's ability to drive return on ad spend for our customers and capture increased market share, and Viant’s ability to capitalize on the changes in the programmatic advertising ecosystem. Forward-looking statements are based on current expectations, forecasts and assumptions that involve risks and uncertainties, including, but not limited to, the market for programmatic advertising developing slower or differently than Viant’s expectations, the demands and expectations of customers, the ability to attract and retain customers, the impact of information and data privacy trends and regulations on our business and competitors and other economic, competitive, governmental and technological factors outside of our control, that may cause our business, strategy or actual results to differ materially from the forward-looking statements. Investors are referred to our filings with the Securities and Exchange Commission, including our Annual Report on Form 10-K for the fiscal year ended December 31, 2023 and subsequent Quarterly Reports on Form 10-Q, for additional information regarding the risks and uncertainties that may cause actual results to differ materially from those expressed in any forward-looking statement. We do not intend and undertake no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by applicable law.
Media Contact:
Marielle Lyon
press@viantinc.com
Investor Contact:
Nicole Kunzman
investors@viantinc.com

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(unaudited; in thousands, except per share data)

	Three Months Ended March 31,
	2024	2023
Revenue	$53,393	$41,720
Operating expenses(1):
Platform operations	29,880	23,337
Sales and marketing	12,899	12,169
Technology and development	5,232	5,894
General and administrative	11,074	11,428
Total operating expenses	59,085	52,828
Loss from operations	(5,692)	(11,108)
Other expense (income), net:
Interest income, net	(2,381)	(1,819)
Other expense, net	2	87
Total other expense (income), net	(2,379)	(1,732)
Loss before income taxes	(3,313)	(9,376)
Benefit from income taxes	(99)	—
Net loss	(3,214)	(9,376)
Less: Net loss attributable to noncontrolling interests	(2,267)	(6,896)
Net loss attributable to Viant Technology Inc.	$(947)	$(2,480)
Earnings (loss) per share of Class A common stock:
Basic	$(0.06)	$(0.17)
Diluted	$(0.06)	$(0.17)
Weighted-average shares of Class A common stock outstanding:
Basic	15,949	14,748
Diluted	15,949	14,748
(1) Stock-based compensation and depreciation and amortization included in operating expenses are as follows (in thousands):

	Three Months Ended March 31,
	2024	2023
Stock-based compensation:
Platform operations	$406	$892
Sales and marketing	755	2,512
Technology and development	500	1,327
General and administrative	2,779	2,741
Total	$4,440	$7,472

	Three Months Ended March 31,
	2024	2023
Depreciation and amortization:
Platform operations	$3,526	$2,770
Sales and marketing	—	—
Technology and development	431	393
General and administrative	189	249
Total	$4,146	$3,412

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED BALANCE SHEETS
(unaudited; in thousands, except share and per share data)

	As of March 31,	As of December 31,
	2024	2023
Assets
Current assets:
Cash and cash equivalents	$206,057	$216,458
Accounts receivable, net of allowances	113,508	117,473
Prepaid expenses and other current assets	7,978	6,486
Total current assets	327,543	340,417
Property, equipment, and software, net	29,356	28,261
Operating lease assets	24,898	22,995
Intangible assets, net	153	201
Goodwill	12,422	12,422
Other assets	669	615
Total assets	$395,041	$404,911
Liabilities and stockholders’ equity
Liabilities
Current liabilities:
Accounts payable	$51,972	$47,342
Accrued liabilities	35,988	39,263
Accrued compensation	7,124	10,925
Current portion of deferred revenue	181	316
Current portion of operating lease liabilities	3,748	3,762
Other current liabilities	2,015	7,242
Total current liabilities	101,028	108,850
Long-term debt	—	—
Long-term portion of operating lease liabilities	23,557	21,672
Total liabilities	124,585	130,522
Commitments and contingencies
Stockholders’ equity
Preferred stock, $0.001 par value
Authorized shares — 10,000,000
Issued and outstanding — none	—	—
Class A common stock, $0.001 par value
Authorized shares — 450,000,000
Issued — 16,979,744 and 15,937,816	17	16
Outstanding — 16,440,946 and 15,783,941
Class B common stock, $0.001 par value
Authorized shares — 150,000,000
Issued and outstanding — 46,984,825 and 47,032,260	47	47
Additional paid-in capital	116,571	112,830
Accumulated deficit	(45,589)	(43,509)
Treasury stock, at cost; 538,798 and 153,875 shares held	(5,458)	(1,127)
Total stockholders’ equity attributable to Viant Technology Inc.	65,588	68,257
Noncontrolling interests	204,868	206,132
Total equity	270,456	274,389
Total liabilities and stockholders’ equity	$395,041	$404,911

VIANT TECHNOLOGY INC.
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(unaudited; in thousands)

	Three Months Ended March 31,
	2024	2023
Cash flows from operating activities:
Net loss	$(3,214)	$(9,376)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	4,146	3,412
Stock-based compensation	4,440	7,472
Provision for doubtful accounts	(87)	22
Loss on disposal of assets	6	104
Noncash lease expense	988	968
Changes in operating assets and liabilities:
Accounts receivable	4,051	20,618
Prepaid expenses and other assets	(1,759)	3,180
Accounts payable	4,337	(16,301)
Accrued liabilities	(3,244)	(6,504)
Accrued compensation	(3,987)	(3,350)
Deferred revenue	(135)	933
Operating lease liabilities	(1,020)	(743)
Other liabilities	(684)	(1,000)
Net cash provided by (used in) operating activities	3,838	(565)
Cash flows from investing activities:
Purchases of property and equipment	(530)	(291)
Capitalized software development costs	(3,532)	(2,382)
Net cash used in investing activities	(4,062)	(2,673)
Cash flows from financing activities:
Repurchase of treasury stock in connection with the taxes paid related to the vesting of equity awards	(5,526)	(1,567)
Payment of member tax distributions	(4,723)	(26)
Proceeds from the exercise of stock options	101	—
Payment of offering costs	(29)	—
Net cash used in financing activities	(10,177)	(1,593)
Net decrease in cash and cash equivalents	(10,401)	(4,831)
Cash and cash equivalents at beginning of period	216,458	206,573
Cash and cash equivalents at end of period	$206,057	$201,742

Non-GAAP Financial Measures
To provide investors and others with additional information regarding Viant’s results, we have included in this press release the following financial measures that are not calculated in accordance with U.S. generally accepted accounting principles (“GAAP”): contribution ex-TAC, non-GAAP operating expenses, adjusted EBITDA, adjusted EBITDA as a percentage of contribution ex-TAC, non-GAAP net income (loss) and non-GAAP earnings (loss) per share of Class A common stock—basic and diluted. The Company’s management believes that this information can assist investors in evaluating the Company’s operational trends, financial performance, and cash generating capacity. Management believes these non-GAAP financial measures allow investors to evaluate the Company’s financial performance using some of the same measures as management.
Contribution ex-TAC is a non-GAAP financial measure. Gross profit is the most comparable GAAP financial measure, which is calculated as revenue less platform operations expense. In calculating contribution ex-TAC, we add back other platform operations expense to gross profit. Contribution ex-TAC is a key profitability measure used by our management and board of directors to understand and evaluate our operating performance and trends, develop short- and long-term operational plans and make strategic decisions regarding the allocation of capital. “Traffic acquisition costs” or “TAC” represents amounts incurred and payable to suppliers for the cost of advertising media, third-party data and other add-on features related to our fixed CPM pricing option and certain arrangements related to our percentage of spend pricing option. In particular, we believe that contribution ex-TAC can provide a measure of period-to-period comparisons for all pricing options within our business. Accordingly, we believe that this measure provides information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors.
Non-GAAP operating expenses is a non-GAAP financial measure. Total operating expenses is the most comparable GAAP financial measure. Non-GAAP operating expenses is defined by us as total operating expenses plus other expense (income), net, less TAC, stock-based compensation, depreciation, amortization, and certain other items that are not related to our core operations, such as restructuring and other charges and transaction expenses. Non-GAAP operating expenses is a key component in calculating adjusted EBITDA, which is one of the measures we use to provide our business outlook to the investment community. Additionally, non-GAAP operating expenses is used by our management and board of directors to understand and evaluate our operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. We believe that the elimination of TAC, stock-based compensation, depreciation, amortization and certain other items not related to our core operations provides another measure for period-to-period comparisons of our business, provides additional insight into our core controllable costs and is a useful metric for investors because it allows them to evaluate our operational performance in the same manner as our management and board of directors.
Adjusted EBITDA is a non-GAAP financial measure defined by us as net income (loss) before interest expense (income), net, income tax benefit (expense), depreciation, amortization, stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt. Net income (loss) is the most comparable GAAP financial measure. Adjusted EBITDA as a percentage of contribution ex-TAC is a non-GAAP financial measure we calculate by dividing adjusted EBITDA by contribution ex-TAC for the period or periods presented.
Adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC are used by our management and board of directors to understand and evaluate our core operating performance and trends, to prepare and approve our annual budget and to develop short- and long-term operational plans. In particular, we believe that the exclusion of the amounts eliminated in calculating adjusted EBITDA can provide a measure for period-to-period comparisons of our business. Adjusted EBITDA as a percentage of contribution ex-TAC, a non-GAAP financial measure, is used by our management and board of directors to evaluate adjusted EBITDA relative to our profitability after costs that are directly variable to revenues, which comprise TAC. Accordingly, we believe that adjusted EBITDA and adjusted EBITDA as a percentage of contribution ex-TAC provide information to investors and the market in understanding and evaluating our operating results in the same manner as our management and board of directors. Net income (loss) as a percentage of gross profit is the most comparable GAAP financial measure.
Non-GAAP net income (loss) is a non-GAAP financial measure defined by us as net income (loss) adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses and the extinguishment of debt, as well as the income tax effect of these adjustments. Net income (loss) is the most comparable GAAP financial measure. Non-GAAP net income (loss) is a key measure used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-
to-period comparisons of our business and additional insight into our core controllable costs. Accordingly, we believe that non-GAAP net income (loss) provides information to investors and the market generally in understanding and evaluating our results of operations in the same manner as our management and board of directors.
Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is a non-GAAP financial measure defined by us as earnings (loss) per share of Class A common stock—basic and diluted, adjusted to eliminate the impact of stock-based compensation and certain other items that are not related to our core operations, such as restructuring and other charges, transaction expenses, and the extinguishment of debt, as well as the income tax effect of such adjustments. Earnings (loss) per share of Class A common stock—basic and diluted is the most comparable GAAP financial measure. Non-GAAP earnings (loss) per share of Class A common stock—basic and diluted is used by our management and board of directors to evaluate operating performance, generate future operating plans and make strategic decisions regarding the allocation of capital. In particular, we believe that the elimination of stock-based compensation and certain other items that are not related to our core operations provides measures for period-to-period comparisons of our business and provides additional insight into our core controllable costs. Accordingly, we believe that non-GAAP earnings (loss) per share of Class A common stock—basic and diluted provides information to investors and the market generally that aids in the understanding and evaluation of our results of operations in the same manner as our management and board of directors.
These non-GAAP financial measures should be considered in addition to, not as a substitute for or in isolation from, the Company’s financial information calculated in accordance with GAAP and should not be considered measures of the Company’s liquidity. Further, these non-GAAP financial measures as defined by the Company may not be comparable to similar non-GAAP financial measures presented by other companies, including peer companies, and therefore comparability may be limited. The presentation of such measures, which may include adjustments to exclude unusual or non-recurring items, should not be construed as an inference that the Company’s future results, cash flows or leverage will be unaffected by other unusual or non-recurring items.  Management encourages investors and others to review Viant’s financial information in its entirety and not rely on a single financial measure.
Reconciliation of Non-GAAP Financial Measures
The following tables show the reconciliations of the Company’s non-GAAP financial measures contained in this press release to the most directly comparable GAAP financial measures.
The following table presents the calculation of gross profit and the reconciliation of gross profit to contribution ex-TAC for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2024	2023
Revenue	$53,393	$41,720
Less: Platform operations	(29,880)	(23,337)
Gross profit	23,513	18,383
Add: Other platform operations	10,608	9,608
Contribution ex-TAC	$34,121	$27,991
The following table presents a reconciliation of total operating expenses to non-GAAP operating expenses for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2024	2023
Operating expenses:
Platform operations	$29,880	$23,337
Sales and marketing	12,899	12,169
Technology and development	5,232	5,894
General and administrative	11,074	11,428
Total operating expenses	59,085	52,828
Add:
Other expense, net	2	87
Less:
Traffic acquisition costs	(19,272)	(13,729)
Stock-based compensation	(4,440)	(7,472)
Depreciation and amortization	(4,146)	(3,412)
Restructuring and other(1)	(183)	79
Non-GAAP operating expenses	$31,046	$28,381
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024, and adjustments to severance charges initially recognized during 2022 for the three months ended March 31, 2023.

The following table presents a reconciliation of net loss to adjusted EBITDA for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2024	2023
Net loss	$(3,214)	$(9,376)
Add back (less):
Interest income, net	(2,381)	(1,819)
Benefit from income taxes	(99)	—
Depreciation and amortization	4,146	3,412
Stock-based compensation	4,440	7,472
Restructuring and other(1)	183	(79)
Adjusted EBITDA	$3,075	$(390)
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024, and adjustments to severance charges initially recognized during 2022 for the three months ended March 31, 2023.
The following table presents the calculation of net loss as a percentage of gross profit and the calculation of adjusted EBITDA as a percentage of contribution ex-TAC for the periods presented (unaudited; in thousands, except percentages):

	Three Months Ended March 31,
	2024	2023
Gross profit	$23,513	$18,383
Net loss	$(3,214)	$(9,376)
Net loss as a percentage of gross profit	(14)%	(51)%
Contribution ex-TAC	$34,121	$27,991
Adjusted EBITDA	$3,075	$(390)
Adjusted EBITDA as a percentage of contribution ex-TAC	9%	(1)%
The following table presents a reconciliation of net loss to non-GAAP net income (loss) for the periods presented (unaudited; in thousands):

	Three Months Ended March 31,
	2024	2023
Net loss	$(3,214)	$(9,376)
Add back (less):
Stock-based compensation	4,440	7,472
Restructuring and other(1)	183	(79)
Income tax benefit (expense) related to Viant Technology Inc.’s share of non-GAAP pre-tax income (loss)(2)	(61)	169
Non-GAAP net income (loss)	$1,348	$(1,814)
(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024, and adjustments to severance charges initially recognized during 2022 for the three months ended March 31, 2023.
(2)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three months ended March 31, 2024 and 2023 is calculated using assumed blended tax rates of 27% and 28%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.

The following tables present a reconciliation of earnings (loss) per share of Class A common stock—basic and diluted to non-GAAP earnings (loss) per share of Class A common stock—basic and diluted for the periods presented (unaudited; in thousands, except per share data):

	Three Months Ended March 31, 2024			Three Months Ended March 31, 2023
	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share	Earnings (Loss) per Share	Adjustments	Non-GAAP Earnings (Loss) per Share
Numerator
Net income (loss)	$(3,214)	$—	$(3,214)	$(9,376)	$—	$(9,376)
Adjustments:
Add back: Stock-based compensation	—	4,440	4,440	—	7,472	7,472
Add back: Restructuring and other(1)	—	183	183	—	(79)	(79)
Income tax benefit (expense) related to Viant Technology Inc.'s share of non-GAAP pre-tax income (loss)(2)	—	(61)	(61)	—	169	169
Non-GAAP net income (loss)	(3,214)	4,562	1,348	(9,376)	7,562	(1,814)
Less: Net income (loss) attributable to noncontrolling interests(3)	(2,267)	3,348	1,081	(6,896)	5,517	(1,379)
Net income (loss) attributable to Viant Technology Inc.—basic	(947)	1,214	267	(2,480)	2,045	(435)
Add back: Reallocation of net income (loss) attributable to noncontrolling interest from the assumed exchange of dilutive securities for Class A common stock	—	42	42	—	—	—
Income tax benefit (expense) from the assumed exchange of dilutive securities for Class A common stock	—	(12)	(12)	—	—	—
Net income (loss) attributable to Viant Technology Inc.—diluted	$(947)	$1,244	$297	$(2,480)	$2,045	$(435)
Denominator
Weighted-average shares of Class A common stock outstanding —basic	15,949		15,949	14,748		14,748
Effect of dilutive securities:
Restricted stock units	—		1,897	—		—
Nonqualified stock options	—		1,034	—		—
Weighted-average shares of Class A common stock outstanding —diluted	15,949		18,880	14,748		14,748

Earnings (loss) per share of Class A common stock—basic	$(0.06)	$0.08	$0.02	$(0.17)	$0.14	$(0.03)
Earnings (loss) per share of Class A common stock—diluted	$(0.06)	$0.08	$0.02	$(0.17)	$0.14	$(0.03)

Anti-dilutive shares excluded from earnings (loss) per share of Class A common stock—diluted:
Restricted stock units	4,684		—	4,496		4,496
Nonqualified stock options	6,135		—	5,755		5,755
Shares of Class B common stock	46,985		46,985	47,082		47,082
Total shares excluded from earnings (loss) per share of Class A common stock—diluted	57,804		46,985	57,333		57,333

(1)Restructuring and other includes severance and other charges related to aligning our workforce with our strategic performance goals for the three months ended March 31, 2024, and adjustments to severance charges initially recognized during 2022 for the three months ended March 31, 2023.
(2)The estimated income tax effect of our share of non-GAAP pre-tax income (loss) for the three months ended March 31, 2024 and 2023 is calculated using assumed blended tax rates of 27% and 28%, respectively, which represent our expected corporate tax rate, excluding discrete and non-recurring tax items.
(3)The adjustment to net income (loss) attributable to noncontrolling interests represents stock-based compensation and restructuring charges attributed to the noncontrolling interest outstanding during the period.